SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  March 27, 2002
(Date of earliest event reported)

Commission File No.:  333-75952



                      SLC Student Loan Receivables I, Inc.
--------------------------------------------------------------------------------


        Delaware                                         04-3598719
--------------------------------------------------------------------------------
(States of Incorporation)                  (I.R.S. Employer Identification Nos.)

750 Washington Boulevard
9th Floor
Stamford, Connecticut                                       06901
--------------------------------------------------------------------------------
Address of principal executive office                     (Zip Code)



                                 (203) 975-6923
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code




--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.     Other Events
            ------------

            On December 20, 2001, SLC Student Loan Receivables I, Inc., a Delaware corporation (the "Registrant"), entered into a trust agreement, as amended and restated on March 27, 2002, with Wilmington Trust Company, a Delaware banking corporation, creating SLC Student Loan Trust-I, a Delaware business trust (the "Trust"). On March 27, 2002, The Student Loan Corporation, a Delaware corporation, as seller (the "Seller"), Citibank (New York State), as Seller's eligible lender trustee, the Registrant, as purchaser and Bankers Trust Company, as Registrant's eligible lender trustee, entered into a Loan Sale and Contribution Agreement, dated as of March 27, 2002, pursuant to which certain Federal Family Education Loan Program loans (the "Student Loans") were transferred from the Seller to the Registrant. On March 27, 2002, the Registrant, as seller, Bankers Trust Company, as Registrant's eligible lender trustee, the Trust, as purchaser and Bankers Trust Company, as the Trust's eligible lender trustee, entered into a Loan Sale and Contribution Agreement, dated as of March 27, 2002, pursuant to which certain Student Loans were transferred from the Registrant to the Trust. On March 27, 2002, the Trust issued Student Loan asset-backed notes, Series 2002-1, Class A-1, Class A-2, Class A-3, Class A-4 and Class B-1, having an aggregate original principal amount of $259,650,000 (the "Offered Notes") and Class R-1 (the "Residual Note" and, together with the Offered Notes, the "Notes"). The Notes were issued pursuant to an indenture (the "Indenture"), dated as of March 27, 2002, among the Trust, Bankers Trust Company, as indenture trustee (the "Indenture Trustee"), and Bankers Trust Company, as eligible lender trustee, as supplemented by the Series 2002-1 Supplemental Indenture, dated as of March 27, 2002, between the Trust and the Indenture Trustee (the "Supplemental Indenture"), copies of which are filed as exhibits hereto. The Offered Notes were sold to Salomon Smith Barney Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriters, pursuant to an Underwriting Agreement, dated as of March 21, 2002, between the Trust and Salomon Smith Barney Inc., as representative of the underwriters, a copy of which is filed as an exhibit hereto.

            Interest on the Notes will be distributed on each Payment Date (as defined in the Indenture). Monthly distributions in reduction of the principal amount of the Notes will be allocated to the Notes in accordance with the priorities set forth in the Indenture.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c) Exhibits

Exhibit No.                            Description
-----------                            -----------

      (EX-1.1)                         Underwriting Agreement

      (EX-4.1)                         Indenture

      (EX-4.2)                         Supplemental Indenture

      (EX-4.3)                         Amended and Restated Trust Agreement

      (EX-4.4)                         Eligible Lender Trust Agreement
                                       (Depositor)

      (EX-4.5)                         Eligible Lender Trust Agreement (Issuer)

      (EX-99.1)                        Loan Sale and Contribution Agreement
                                       (Depositor)

      (EX-99.2)                        Loan Sale and Contribution Agreement
                                       (Issuer)

      (EX-99.3)                        Servicing Agreement

      (EX-99.4)                        Subservicing Agreement

      (EX-99.5)                        Custody Agreement

      (EX-99.6)                        Administration Agreement

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SLC STUDENT LOAN RECEIVABLES I, INC.


March 27, 2002

                                   By:    /s/ Steven J. Gorey
                                          -------------------------------------
                                   Name:  Steven J. Gorey
                                   Title: Chief Financial Officer

                                INDEX TO EXHIBITS
                                -----------------


                                                             Paper (P) or
      Exhibit No.                  Description              Electronic (E)
      -----------                  -----------              --------------

       (EX-1.1)            Underwriting Agreement                E

       (EX-4.1)            Indenture                             E

       (EX-4.2)            Supplemental Indenture                E

       (EX-4.3)            Amended and Restated Trust            E
                           Agreement

       (EX-4.4)            Eligible Lender Trust Agreement       E
                           (Depositor)

       (EX-4.5)            Eligible Lender Trust Agreement       E
                           (Issuer)

       (EX-99.1)           Loan Sale and Contribution            E
                           Agreement (Depositor)

       (EX-99.2)           Loan Sale and Contribution            E
                           Agreement (Issuer)

       (EX-99.3)           Servicing Agreement                   E

       (EX-99.4)           Subservicing Agreement                E

       (EX-99.5)           Custody Agreement                     E

       (EX-99.6)           Administration Agreement              E